Delaware Funds® by Macquarie

Supplement to the current Statement of Additional Information for each Delaware Fund
 (each, a "Fund" and together, the "Funds")

Effective Jan. 1, 2019, Jerome D. Abernathy and Christianna Wood will join the Board of Trustees ("Board") of each Fund, as Independent Trustees. As of Jan. 1, 2019, neither new Trustee owns any Fund shares. Each Fund's Statement of Additional Information is hereby amended as follows:

1. The following information is added to the table under "Management of the Trust – Trustees and officers" under the heading "Independent Trustees":

Name, Address, And Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since Jan. 1, 2019	59	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	None
Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since Jan. 1, 2019	59	Consultant, Gore Creek Capital, Ltd. (August 2009–Present)
Director of H&R Block Corporation
(July 2008–Present); Director of Grange Insurance (2013–Present); Trustee of The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund
(December 2017–Present)

2. The disclosure under "Management of the Trust — Board Leadership Structure" is replaced with the following (with the exception of the number of committee meetings during the previous fiscal year, which remains):

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board's Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of eleven Trustees. Ten of the eleven Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board's oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; John A. Fry; Lucinda S. Landreth; Christianna Wood; and Janet L. Yeomans.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 2005 Market Street, Philadelphia, PA 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; and Joseph W. Chow.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the "Selection Factors"). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee:

Jerome D. Abernathy – Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy has served on the Board since Jan. 1, 2019. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy joined the Board on Jan. 1, 2019.

Thomas L. Bennett – Currently the Board's Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec – Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec joined the Board in March 2015.

Joseph W. Chow – Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trust found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow's management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board's expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry – Mr. Fry has over 25 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth – Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa – Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford – Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford's senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board's expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood – Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees of the Trust noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood has served on the Board since Jan. 1, 2019. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood joined the Board on Jan. 1, 2019.

Janet L. Yeomans – Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle – Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management - Americas since June 2015, and he is responsible for all aspects of the firm's business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), and the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of "Most Powerful Executives in Corporate America."

Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Janet L. Yeomans, Chair; Jerome D. Abernathy; Ann D. Borowiec; Joseph W. Chow; and Lucinda S. Landreth.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with the Board's review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds' transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust's series, and to provide direction with respect thereto; (6) engaging the services of the Trust's Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management's periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board's other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Independent Trustee Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee Committee, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through the Committee's oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 2, 2019.